[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER FUND VCT PORTFOLIO--CLASS I SHARES

ANNUAL REPORT

DECEMBER 31, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Fund VCT Portfolio

   Portfolio and Performance Update                 2

   Portfolio Management Discussion                  3

   Schedule of Investments                          4

   Financial Statements                             8

   Notes to Financial Statements                   12

   Report of Independent Auditors                  16

   Trustees, Officers and Service Providers        17

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                      88.4%
Depositary Receipts for International Stocks             5.1%
Temporary Cash Investments                               5.0%
International Common Stocks                              1.5%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financial                              16.3%
Industrials                            14.3%
Consumer Discretionary                 14.3%
Information Technology                 11.5%
Health Care                            11.2%
Consumer Staples                       10.9%
Energy                                  8.7%
Materials                               6.5%
Telecommunication Services              4.1%
Utilities                               2.2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                 2.79%
   2. IBM Corp.                           2.33
   3. SBC Communications, Inc.            2.25
   4. Schering Plough Corp.               2.06
   5. Exxon Mobil Corp.                   1.95

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                  12/31/02        12/31/01
Net Asset Value per Share                          $ 15.28         $ 19.08

DISTRIBUTIONS PER SHARE                      SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)           DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                              $ 0.1817        $     -         $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

           PIONEER FUND VCT PORTFOLIO*   S&P 500 INDEX
10/31/97                  $ 10,000          $ 10,000
                          $ 10,543          $ 10,654
12/31/98                  $ 13,296          $ 13,692
                          $ 15,411          $ 16,567
12/31/00                  $ 15,600          $ 15,059
                          $ 13,908          $ 13,276
12/31/02                  $ 11,261          $ 10,350

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*
Life-of-Class                    2.32%
(10/31/97)
5 Years                          1.31%
1 Year                         -19.03%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a Variable Contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses, or sales charges. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio gives his overview of the challenging market of last year and how it affected the Portfolio.

Q: PLEASE DISCUSS THE RESULTS FOR THE PORTFOLIO OVER THE PAST YEAR.

A: Of course everyone who followed the stock market during 2002 will know that the market in general did poorly. Throughout the year, investors were troubled by earnings shortfalls, corporate scandals, international tensions and the uncertain economy. While the market from time to time showed strength, it finished the year with a thud. As measured by the Standard & Poor's 500, the market closed down 22.10%. By comparison, the Portfolio declined by 19.03% at net asset value. Our returns compared favorably with the S&P 500.

   Especially painful were the declines in our pharmaceutical and automotive stocks. Technology issues turned in another awful year. Individual securities in the energy and financial-services sectors also hurt performance. On the brighter side, we had some outstanding successes in the industrials and consumer staples. Our gold-mining stock, Newmont Mining, was up 55% as speculators flocked to precious metals at an anxious time in world affairs.

   One theme that emerged towards the end of the year, as the administration in Washington began to talk of the possibility of reducing the taxation of dividends, was the importance of income. We have always emphasized dividend-paying stocks in the portfolio, and so we were happy that many of our stocks were receiving positive attention. We were also happy at Pioneer to have our own staff of independent analysts to evaluate our securities holdings. Since our founding in 1928, it has been our steady practice to "run the numbers" ourselves, to make up our own minds about managements, and to reach our own decisions about fair prices to pay for stocks.

Q: WHAT IS YOUR VIEW OF THE CURRENT MARKET ENVIRONMENT? HOW DOES THE WORLDWIDE
   POLITICAL SITUATION AFFECT THE WAY YOU STRUCTURE THE PORTFOLIO?

A: The market remains difficult, though we believe one might reasonably expect some improvement with a better economy. Major short-term issues for the market include, for sure, the problems with Iraq and North Korea, the chaos in Venezuela, and the financial distress in Brazil, among other international trouble spots. The management and accounting offenses disclosed over the past year or so also remain fresh in investors' memories. It has likewise seemed that no sooner did the November elections end than the 2004 presidential campaign began. The possibility that at last some consensus might emerge in Washington over fiscal stimuli, tax relief and regulatory reform now appears less likely, though we may yet be surprised.

   As for how all of that affects our investing, we cannot say that we pay very much attention. Naturally we watch everything out of the corner of our eye, and naturally we wonder how other investors might react to this or that event. But for us the key to the valuation of stocks is the level of earnings a company can achieve over a certain period of time. As we see it, our responsibility entails a close focus on our part on the things that we can understand, and on the corporate and industry and economic events that we feel we have some shot at forecasting.

Q: ARE THERE ANY SECTORS YOU FIND PARTICULARLY ATTRACTIVE NOW OR, ALTERNATIVELY,
   THAT YOU ARE AVOIDING?

A: We remain interested in some of the cyclical sectors and industries that we think might respond well as the business cycle turns upward. Basic materials, energy, industrials, and consumer discretionary are all sectors where we have significant holdings. We have average exposure to technology, where we do see the prospects for recovery, but where the stock-price valuations are not in every case as cheap as one might expect. We have been cautious on the financials, though we continue "nibbling" at them when we see a buying opportunity. Health care is also an area where we are underweight relative to the S&P 500.

   During the second half of the year, we added eight positions to the Pioneer Fund VCT Portfolio and eliminated fifteen positions. New positions included Lockheed Martin, leader in aerospace; United Parcel Service, premier package deliverer; Family Dollar Stores, discount retailer; United Health Group and Wellpoint Health Network, health-care providers; and Consolidated Edison and Southern Company, electric utilities. We also received shares of Del Monte Foods in a spin out from H. J. Heinz.

   Shares sold covered the gamut from technology and retailing to entertainment and pharmaceuticals. In some cases, notably in our sales of Kohl's and Viacom, we realized very substantial profits from long-term holdings that we thought had reached a full value. In other cases, for example Electronic Data Systems, Interpublic, Safeway, Allegheny Energy, and Corning, we sold out of distress over the difficulties in which the companies found themselves. In other cases, for instance Ingersoll Rand and Glaxo SmithKline, we just felt we had more attractive alternatives.

Q: HOW CAN AN INVESTOR USE THE 75-YEAR HISTORY OF PIONEER FUND TO HIGHLIGHT THE
   IMPORTANCE OF A LONG-TERM INVESTMENT HORIZON?

A: Over our seven-and-a-half decades, we have seen many different kinds of markets, many different economic conditions, many different international situations. Yet over that whole period, stocks have usually moved higher when the fundamentals have supported such a move. The main driver of higher share prices has always been the earnings stream of the companies. Dividends, which companies pay out of earnings, have also contributed a substantial part of the total return on stocks over the long term. When companies have not done well, eventually their shares have not done well. There does appear to be a correlation between sound business success and attractive investment opportunities. In that sense, the stock market is not so difficult to predict, and the work we do is not so hard to understand.

   Also sometimes overlooked is the likelihood of making mistakes! That is why diversification is so important. We are reminded of the old saying, "Judgment comes from experience, experience comes from bad judgment." Over time it is possible to build up a "memory bank" of the kinds of things that can go wrong and the warning signs that they're about to happen. For us this is very much still a "work in progress," but our rich experience of 75 years has provided us with much material to form our judgment.

Q: AFTER THREE YEARS OF DREADFUL STOCK MARKETS, MANY PEOPLE ARE WONDERING IF
   THERE WILL BE A REBOUND IN 2003. WHAT ARE YOUR THOUGHTS?

A: In looking every day, as we do, at stock prices, we find that bad news appears reflected in many of the prices, but that good news is still greeted skeptically by investors and is not in too many of the prices. From our point of view as contrarian investors, the negative sentiment is a buying signal. Certainly prices are much lower than they were three years ago for companies that in many cases are bigger, stronger, and more profitable. In other cases, the market does not seem to have discounted at all the prospects for recovery in earnings at companies.

   Other encouraging conditions to which we would point include low interest rates, moderate inflation, high productivity, and implementation of major cost controls at many companies. Capital spending should, we think, improve over the next two years, and that will help increase the economic growth rate. Corporations are taking steps to restore their credibility. Inventories are under control. In short, there are reasons for optimism.

   Thank you very much for your continued support during these challenging times.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

SHARES                                                       VALUE
           COMMON STOCKS - 95.0%
           ENERGY - 8.3%
           INTEGRATED OIL & GAS - 7.0%
   45,500  BP Amoco Plc (A.D.R.)                      $  1,849,575
   71,200  ChevronTexaco Corp.                           4,733,376
   19,690  CononcoPhillips                                 952,799
   94,900  Exxon Mobil Corp.                             3,315,806
   17,900  Royal Dutch Petroleum Co.                       787,958
   21,100  Shell Transport & Trading Co. (A.D.R.)          821,212
                                                      ------------
                                                      $ 12,460,726
                                                      ------------
           OIL & GAS DRILLING - 1.3%
   17,600  Schlumberger Ltd.                               740,784
   33,400  Smith International, Inc.*                    1,089,508
   20,400  Transocean Offshore Inc.                   $    473,280
                                                      ------------
                                                      $  2,303,572
                                                      ------------
           TOTAL ENERGY                               $ 14,764,298
                                                      ------------
           MATERIALS - 6.2%
           ALUMINUM - 0.8%
   59,200  Alcoa, Inc.                                $  1,348,576
                                                      ------------
           COMMODITY CHEMICALS - 1.7%
   18,400  Air Products & Chemicals, Inc.             $    786,600
   30,800  E.I. du Pont de Nemours and Co.               1,305,920
   34,400  Dow Chemical Co.                              1,021,680
                                                      ------------
                                                      $  3,114,200
                                                      ------------
           DIVERSIFIED CHEMICALS - 0.4%
   14,700  PPG Industries, Inc.                       $    737,205
                                                      ------------
           DIVERSIFIED METALS & MINING - 2.0%
   28,000  Phelps Dodge Corp.*                        $    886,200
  130,500  Rio Tinto Plc                                 2,607,105
                                                      ------------
                                                      $  3,493,305
                                                      ------------
           PAPER PRODUCTS - 0.6%
   41,000  Meadwestvaco Corp                          $  1,013,110
                                                      ------------
           PRECIOUS METALS & MINERALS - 0.7%
   45,900  Newmont Mining Corp.                       $  1,332,477
                                                      ------------
           TOTAL MATERIALS                            $ 11,038,873
                                                      ------------
           CAPITAL GOODS - 7.3%
           AEROSPACE & DEFENSE - 2.2%
   19,000  Boeing Co.                                 $    626,810
   35,600  General Dynamics Corp.                        2,825,572
    7,000  Lockheed Martin Corp.                           404,250
                                                      ------------
                                                      $  3,856,632
                                                      ------------
           ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
   14,700  Emerson Electric Co.                       $    747,495
   11,000  General Electric Co.                            267,850
                                                      ------------
                                                      $  1,015,345
                                                      ------------
           INDUSTRIAL CONGLOMERATES - 2.9%
   18,200  Diebold, Inc.                              $    750,204
   16,500  Illinois Tool Works, Inc.                     1,070,190
   18,100  Johnson Controls, Inc.                        1,451,077
    3,200  3M Co.                                          394,560
   25,000  United Technologies Corp.                     1,548,500
                                                      ------------
                                                      $  5,214,531
                                                      ------------
           INDUSTRIAL MACHINERY - 1.6%
   26,800  Caterpillar, Inc.                          $  1,225,296
   36,900  Deere & Co.                                   1,691,865
                                                      ------------
                                                      $  2,917,161
                                                      ------------
           TOTAL CAPITAL GOODS                        $ 13,003,669
                                                      ------------
           COMMERCIAL SERVICES & SUPPLIES - 2.8%
           DATA PROCESSING SERVICES - 1.4%
   31,300  Automatic Data Processing, Inc.            $  1,228,525
   17,300  DST Systems, Inc.*                              615,015
   20,250  Fiserv, Inc.*                                   687,488
                                                      ------------
                                                      $  2,531,028
                                                      ------------
           EMPLOYMENT SERVICES - 0.6%
   66,400  Robert Half International, Inc*            $  1,069,704
                                                      ------------
           OFFICE SERVICES & SUPPLIES - 0.8%
   37,500  Canon, Inc. (A.D.R.)                       $  1,381,875
                                                      ------------
           TOTAL COMMERCIAL SERVICES &
           SUPPLIES                                   $  4,982,607
                                                      ------------
           TRANSPORTATION - 3.5%
           AIRLINES - 0.8%
  109,600  Southwest Airlines Co.                     $  1,523,440
                                                      ------------
           RAILROADS - 2.2%
   32,000  Burlington Northern, Inc.                  $    832,320
  116,400  Norfolk Southern Corp.                        2,326,836
   12,700  Union Pacific Corp.                             760,349
                                                      ------------
                                                      $  3,919,505
                                                      ------------
           TRUCKING - 0.5%
   13,500  United Parcel Service                      $    851,580
                                                      ------------
           TOTAL TRANSPORTATION                       $  6,294,525
                                                      ------------
           AUTOMOBILES & COMPONENTS - 2.0%
           AUTOMOBILE MANUFACTURERS - 2.0%
  117,127  Ford Motor Corp.                           $  1,089,281
   34,500  General Motors Corp.                          1,271,670
   24,750  Paccar, Inc.                                  1,141,718
                                                      ------------
                                                      $  3,502,669
                                                      ------------
           TOTAL AUTOMOBILES & COMPONENTS             $  3,502,669
                                                      ------------
           CONSUMER DURABLES & APPAREL - 1.5%
           HOUSEWARES & SPECIALTIES - 0.6%
   25,100  Sony Corp. (A.D.R.)                        $  1,036,881
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                       VALUE
           PHOTOGRAPHIC PRODUCTS - 0.9%
   48,500  Eastman Kodak Co.                          $  1,699,440
                                                      ------------
           TOTAL CONSUMER DURABLES & APPAREL          $  2,736,321
                                                      ------------
           MEDIA - 6.1%
           ADVERTISING - 1.0%
   28,300  Omnicom Group                              $  1,828,180
                                                      ------------
           PUBLISHING - 5.1%
   14,000  Dow Jones & Company, Inc.                  $    605,220
   40,800  Gannett Co.                                   2,929,440
  106,300  John Wiley & Sons, Inc.                       2,552,263
   50,400  McGraw-Hill Co., Inc.                         3,046,176
                                                      ------------
                                                      $  9,133,099
                                                      ------------
           TOTAL MEDIA                                $ 10,961,279
                                                      ------------
           RETAILING - 4.0%
           DEPARTMENT STORES - 0.4%
   30,400  May Department Stores Co.                  $    698,592
                                                      ------------
           GENERAL MERCHANDISE STORES - 2.8%
   23,100  Family Dollar Stores, Inc.                 $    720,951
   87,000  Target Corp.                                  2,610,000
   31,800  Wal-Mart Stores, Inc.                         1,606,218
                                                      ------------
                                                      $  4,937,169
                                                      ------------
           HOME IMPROVEMENT RETAIL - 0.7%
   31,500  Lowe's Companies, Inc.                     $  1,181,250
                                                      ------------
           SPECIALTY STORES - 0.1%
   13,000  Barnes & Noble, Inc.*                      $    234,910
                                                      ------------
           TOTAL RETAILING                            $  7,051,921
                                                      ------------
           FOOD & DRUG RETAILING - 6.8%
           DRUG RETAIL - 1.7%
   20,400  CVS Corp.                                  $    509,388
   89,700  Walgreen Co.                                  2,618,343
                                                      ------------
                                                      $  3,127,731
                                                      ------------
           FOOD DISTRIBUTORS - 1.0%
   17,953  Del Monte Foods Co.*                       $    138,241
   54,300  Sysco Corp.                                   1,617,597
                                                      ------------
                                                      $  1,755,838
                                                      ------------
           FOOD RETAIL - 4.1%
   55,900  Campbell Soup Co.                          $  1,311,973
   29,100  General Mills, Inc.                           1,366,245
   47,200  H.J. Heinz Co., Inc.                          1,551,464
   17,900  Hershey Foods Corp.                           1,207,176
   80,500  Sara Lee Corp.                                1,812,055
                                                      ------------
                                                      $  7,248,913
                                                      ------------
           TOTAL FOOD & DRUG RETAILING                $ 12,132,482
                                                      ------------
           FOOD, BEVERAGE & TOBACCO - 1.0%
           SOFT DRINKS - 1.0%
   42,200  PepsiCo, Inc.                              $  1,781,684
                                                      ------------
           TOTAL FOOD, BEVERAGE & TOBACCO             $  1,781,684
                                                      ------------
           HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
           HOUSEHOLD PRODUCTS - 2.6%
   42,600  Colgate-Palmolive Co.                      $  2,233,518
   28,200  Procter & Gamble Co.*                         2,423,508
                                                      ------------
                                                      $  4,657,026
                                                      ------------
           TOTAL HOUSEHOLD & PERSONAL PRODUCTS        $  4,657,026
                                                      ------------
           HEALTH CARE EQUIPMENT &
           SERVICES - 4.2%
           HEALTH CARE DISTRIBUTORS &
           SERVICES - 3.1%
   38,100  Abbott Laboratories                        $  1,524,000
   36,100  Bristol-Myers Squibb Co.                        835,715
   60,100  Johnson & Johnson Co.                         3,227,971
                                                      ------------
                                                      $  5,587,686
                                                      ------------
           HEALTH CARE EQUIPMENT - 0.8%
   46,700  Becton, Dickinson & Co.                    $  1,433,223
                                                      ------------
           MANAGED HEALTH CARE - 0.3%
    3,500  UnitedHealth Group, Inc.                   $    292,250
    3,500  Wellpoint Health Networks Inc.*                 249,060
                                                      ------------
                                                      $    541,310
                                                      ------------
           TOTAL HEALTH CARE EQUIPMENT &
           SERVICES                                   $  7,562,219
                                                      ------------
           PHARMACEUTICALS & BIOTECHNOLOGY - 6.4%
           PHARMACEUTICALS - 6.4%
   28,500  Eli Lilly & Co.                            $  1,809,750
   44,100  Merck & Co., Inc.                             2,496,501
   36,400  Novartis AG (A.D.R.)                          1,336,972
   49,500  Pfizer, Inc.                                  1,513,215
   12,100  Roche Holdings AG (A.D.R.)                      845,866
  157,600  Schering Plough Corp.                         3,498,720
                                                      ------------
                                                      $ 11,501,024
                                                      ------------
           TOTAL PHARMACEUTICALS &
           BIOTECHNOLOGY                              $ 11,501,024
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                   VALUE
           BANKS - 8.2%
   13,500  Bank of America Corp.                      $     939,195
   75,100  The Bank of New York Co., Inc.                 1,799,396
   22,600  First Tennessee National Corp.                   812,244
   12,400  Huntington Bancshares, Inc.                      232,004
   55,000  Mellon Bank Corp.                              1,436,050
   90,700  National City Corp.                            2,477,924
   33,800  SunTrust Banks, Inc.                           1,923,896
   49,600  State Street Corp.                             1,934,400
   29,300  Wells Fargo & Co.                              1,373,291
   31,600  Washington Mutual, Inc.                        1,091,148
   15,400  Zions Bancorporation                             605,975
                                                      -------------
                                                      $  14,625,523
                                                      -------------
           TOTAL BANKS                                $  14,625,523
                                                      -------------
           DIVERSIFIED FINANCIALS - 3.3%
           DIVERSIFIED FINANCIAL SERVICES - 3.3%
   30,400  American Express Co.                       $   1,074,640
   29,400  Federated Investors Inc.*                        745,878
   39,400  Merrill Lynch & Co., Inc.                      1,495,230
   20,400  Morgan Stanley, Dean Witter & Co.                814,368
   65,100  T. Rowe Price Associates, Inc.                 1,775,928
                                                      -------------
                                                      $   5,906,044
                                                      -------------
           TOTAL DIVERSIFIED FINANCIALS               $   5,906,044
                                                      -------------
           INSURANCE - 3.9%
           INSURANCE BROKERS - 1.1%
   44,000  Marsh & McLennan Co., Inc.                 $   2,033,240
                                                      -------------
           MULTI-LINE INSURANCE - 1.0%
   29,600  American International Group, Inc.         $   1,712,360
                                                      -------------
           PROPERTY & CASUALTY INSURANCE - 1.8%
   36,700  Chubb Corp.                                $   1,915,740
   22,000  Safeco Corp.                                     762,740
   18,300  St. Paul Companies, Inc.                         623,115
                                                      -------------
                                                      $   3,301,595
                                                      -------------
           TOTAL INSURANCE                            $   7,047,195
                                                      -------------
           SOFTWARE & SERVICES - 3.5%
           APPLICATION SOFTWARE - 2.9%
   28,600  Adobe Systems, Inc.                        $     712,426
   32,100  BMC Software, Inc.*                              549,231
   47,600  Microsoft Corp.*                               2,460,920
   33,000  Synopsys, Inc.*                                1,522,950
                                                      -------------
                                                      $   5,245,527
                                                      -------------
           SYSTEMS SOFTWARE - 0.6%
   30,200  Computer Sciences Corp.*                   $   1,040,390
                                                      -------------
           TOTAL SOFTWARE & SERVICES                  $   6,285,917
                                                      -------------
           TECHNOLOGY HARDWARE & EQUIPMENT - 7.4%
           COMPUTER HARDWARE - 2.9%
   33,600  Dell Computer Corp.*                       $     898,464
   51,000  IBM Corp.                                      3,952,500
  103,800  Sun Microsystems, Inc.*                          322,818
                                                      -------------
                                                      $   5,173,782
                                                      -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
   24,800  Veeco Instruments, Inc.*                   $     286,688
                                                      -------------
           SEMICONDUCTOR EQUIPMENT - 1.2%
   95,100  Applied Materials, Inc.*                   $   1,239,153
   30,300  Novellus Systems, Inc.*                          850,824
                                                      -------------
                                                      $   2,089,977
                                                      -------------
           SEMICONDUCTORS - 2.0%
   46,000  Altera Corp.*                              $     567,640
  100,700  Intel Corp.                                    1,567,899
   90,800  Texas Instruments, Inc.                        1,362,908
                                                      -------------
                                                      $   3,498,447
                                                      -------------
           TELECOMMUNICATIONS EQUIPMENT - 1.2%
  118,200  Motorola, Inc.                             $   1,022,430
   69,200  Nokia Corp. (A.D.R.)                           1,072,600
                                                      -------------
                                                      $   2,095,030
                                                      -------------
           TOTAL TECHNOLOGY HARDWARE &
           EQUIPMENT                                  $  13,143,924
                                                      -------------
           TELECOMMUNICATION SERVICES - 3.9%
           INTEGRATED TELECOMUNICATION
           SERVICES - 3.9%
   15,000  Alltel Corp.                               $     765,000
   92,900  BellSouth Corp.                                2,403,323
  140,700  SBC Communications, Inc.                       3,814,377
                                                      -------------
                                                      $   6,982,700
                                                      -------------
           TOTAL TELECOMMUNICATION SERVICES           $   6,982,700
                                                      -------------
           UTILITIES - 2.1%
           ELECTRIC UTILITIES - 0.9%
   21,400  American Electric Power Co., Inc.*         $     584,862
    6,200  Consolidated Edison, Inc.                        265,484
   37,000  DPL, Inc.                                        567,580
    9,300  Southern Co.                                     264,027
                                                      -------------
                                                      $   1,681,953
                                                      -------------
           GAS UTILITIES - 0.7%
   17,900  KeySpan Energy Corp.                       $     630,796
   24,700  Vectren Corp.                                    568,100
                                                      -------------
                                                      $   1,198,896
                                                      -------------
           WATER UTILITIES - 0.5%
   19,700  American Water Works Co., Inc.             $     895,954
                                                      -------------
           TOTAL UTILITIES                            $   3,776,803
                                                      -------------
           TOTAL COMMON STOCKS
           (Cost $197,561,592)                        $ 169,738,703
                                                      -------------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL                                                  VALUE
   AMOUNT

             TEMPORARY CASH INVESTMENT - 5.0%
             REPURCHASE AGREEMENT - 5.0%
$ 8,900,000  Credit Suisse First Boston, Inc.,
              1.05% dated 12/31/02, repurchase
              price of $8,900,000 plus accrued
              interest on 1/2/03 collateralized by
              $8,758,000 U.S. Treasury Bonds,
              3.25%, 12/31/03                       $   8,900,000
                                                    -------------
             TOTAL TEMPORARY CASH
              INVESTMENT
              (Cost $8,900,000)                     $   8,900,000
                                                    -------------
             TOTAL COMMON STOCKS
              AND TEMPORARY CASH
              INVESTMENT - 100%
              (Cost $206,461,592)                   $ 178,638,703
                                                    =============

*  Non income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                          12/31/02       12/31/01       12/31/00     12/31/99     12/31/98
Net asset value, beginning of period                            $    19.08     $    22.67     $    22.70   $    19.76   $    15.80
                                                                ----------     ----------     ----------   ----------   ----------
Increase (decrease) from investment operations:
   Net investment income                                        $     0.19     $     0.17     $     0.18   $     0.16   $     0.15
   Net realized and unrealized gain (loss) on investments            (3.81)         (2.57)          0.10         2.97         3.96
                                                                ----------     ----------     ----------   ----------   ----------
    Net increase (decrease) from investment operations          $    (3.62)    $    (2.40)    $     0.28   $     3.13   $     4.11
Distributions to shareowners:
   Net investment income                                             (0.18)         (0.17)         (0.18)       (0.17)       (0.15)
   Net realized gain                                                    --          (1.02)         (0.13)       (0.02)          --
                                                                ----------     ----------     ----------   ----------   ----------
Net increase (decrease) in net asset value                      $    (3.80)    $    (3.59)    $    (0.03)  $     2.94   $     3.96
                                                                ----------     ----------     ----------   ----------   ----------
Net asset value, end of period                                  $    15.28     $    19.08     $    22.67   $    22.70   $    19.76
                                                                ==========     ==========     ==========   ==========   ==========
Total return*                                                       (19.03)%       (10.85)%         1.22%       15.91%       26.12%
Ratio of net expenses to average net assets+                          0.80%          0.74%          0.69%        0.70%        0.86%
Ratio of net investment income (loss) to average net assets+          1.09%          0.83%          0.78%        0.82%        0.97%
Portfolio turnover rate                                                 11%           7.0%            37%           8%           4%
Net assets, end of period (in thousands)                        $  141,892     $  199,160     $  222,107   $  204,927   $   89,860
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       0.80%          0.74%          0.69%        0.70%        0.87%
   Net investment income                                              1.09%          0.83%          0.78%        0.82%        0.96%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       0.80%          0.74%          0.69%        0.70%        0.86%
   Net investment income                                              1.09%          0.83%          0.78%        0.82%        0.97%

* Assumes initial investment at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 12/31/02

ASSETS:
  Investment in securities, at value including temporary cash investments, at
   amortized cost (cost $206,461,592)                                           $ 178,638,703
  Cash                                                                                 28,508
  Receivables -
   Investment securities sold                                                         726,176
   Fund shares sold                                                                   128,003
   Dividends, interest and foreign taxes withheld                                     235,520
  Other                                                                                    28
                                                                                -------------
      Total assets                                                              $ 179,756,938
                                                                                -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                              $   1,328,877
   Fund shares repurchased                                                            147,713
  Due to affiliates                                                                   123,243
  Accrued expenses                                                                     46,884
                                                                                -------------
      Total liabilities                                                         $   1,646,717
                                                                                -------------
NET ASSETS:
  Paid-in capital                                                               $ 231,524,167
  Accumulated undistributed net investment income                                      10,888
  Accumulated net realized loss                                                   (25,601,945)
  Net unrealized gain (loss) on:
   Investments                                                                    (27,822,889)
                                                                                -------------
      Total net assets                                                          $ 178,110,221
                                                                                -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                                    $ 141,892,286
  Shares outstanding                                                                9,283,681
                                                                                =============
  Net asset value per share                                                     $       15.28
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                                    $  36,217,935
  Shares outstanding                                                                2,374,437
                                                                                =============
  Net asset value per share                                                     $       15.25

    The accompanying notes are an integral part of these financial statements

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                                 YEAR ENDED
                                                                                  12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $35,272)                          $   3,583,238
  Interest                                                                            141,263
  Income on securities loaned, net                                                      1,671
                                                                                -------------
  Total investment income                                                       $   3,726,172
                                                                                -------------
EXPENSES:
  Management fees                                                               $   1,304,824
  Transfer agent fees                                                                   3,297
  Distribution fees (Class II)                                                         66,710
  Administrative fees                                                                  46,472
  Custodian fees                                                                       32,910
  Professional fees                                                                    37,877
  Printing                                                                            145,318
  Fees and expenses of nonaffiliated trustees                                           4,206
  Miscellaneous                                                                         4,474
                                                                                -------------
     Total expenses                                                             $   1,646,088
                                                                                -------------
        Net investment income (loss)                                            $   2,080,084
                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                  $ (18,575,396)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                   (555)
                                                                                -------------
                                                                                $ (18,575,951)
                                                                                -------------
  Change in net unrealized gain or loss from:
   Investments                                                                  $ (27,945,273)
                                                                                -------------
  Net loss on investments and foreign currency transactions                     $ (46,521,224)
                                                                                =============
  Net decrease in net assets resulting from operations                          $ (44,441,140)
                                                                                =============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR             YEAR
                                                                       ENDED             ENDED
                                                                     12/31/02          12/31/01
FROM OPERATIONS:
Net investment income                                               $   2,080,084    $   1,728,049
Net realized loss on investments                                      (18,575,951)      (6,877,079)
Change in net unrealized gain or loss
   on investments, foreign currency transactions                      (27,945,273)     (20,287,635)
                                                                    -------------    -------------
     Net decrease in net assets
       resulting from operations                                    $ (44,441,140)   $ (25,436,665)
                                                                    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                          $  (1,805,575)   $  (1,709,836)
   Class II                                                              (263,066)         (44,564)
Net realized gain
   Class I                                                                      -      (10,092,777)
   Class II                                                                     -         (266,764)
                                                                    -------------    -------------
     Total distributions to shareowners                             $  (2,068,641)   $ (12,113,941)
                                                                    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  54,299,089    $  34,292,085
Reinvestment of distributions                                           2,068,642       12,113,941
Cost of shares repurchased                                            (43,581,678)     (22,023,265)
                                                                    -------------    -------------
     Net increase in net assets
       resulting from fund share transactions                       $  12,786,053    $  24,382,761
                                                                    -------------    -------------
     Net decrease in net assets                                     $ (33,723,728)   $ (13,167,845)
                                                                    -------------    -------------

NET ASSETS:
Beginning of year                                                     211,833,949      225,001,794
                                                                    -------------    -------------
End of year                                                         $ 178,110,221    $ 211,833,949
                                                                    =============    =============

Accumulated undistributed investment income (loss),
   end of year                                                      $      10,888    $           -
                                                                    =============    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
    (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:
   Pioneer Science & Technology VCT Portfolio (Science & Technology
     Portfolio) (liquidated as of close of business on January 24, 2003) Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
    (Formerly Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Fund Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.

Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS
   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2002, Fund Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2002 the Portfolio had no outstanding Portfolio or Settlement Hedges.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2002, Fund VCT Portfolio had a capital loss carryforward of $20,927,218 which will expire between 2009 and 2010 if not utilized.

   The Portfolio elected to defer $4,582,695 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

   At December 31, 2002, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                        ACCUMULATED NET      ACCUMULATED
                                          INVESTMENT        REALIZED GAIN/
PORTFOLIO                                INCOME/LOSS            LOSS          PAID-IN CAPITAL
------------------------------------------------------------------------------------------------
Fund Portfolio                              $ (555)              $ 555              $ -

The following shows the tax character of distributions paid during the periods ended December 31, 2001 and December 31, 2002 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2002. These amounts do not include the capital loss carryforwards detailed above.

                                                     PIONEER
                                                      FUND
                                                  VCT PORTFOLIO
                                                      2002            2001
------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                   $  2,068,641    $  4,747,645
Long-Term capital gain                                       -       7,366,286
                                                  ------------    ------------
                                                  $  2,068,641    $ 12,113,941
Return of Capital                                            -               -
                                                  ------------    ------------
  Total distributions                             $  2,068,641    $ 12,113,941
                                                  ------------    ------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                     $     10,888    $          -
Undistributed long-term gain                                 -               -
Unrealized appreciation/depreciation               127,914,921          42,033
                                                  ------------    ------------
  Total                                           $(27,904,033)   $     42,033
                                                  ============    ============

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,020,781 in commissions on the sale of trust shares for the year ended December 31, 2002. Distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2002, the Portfolio had no securities on loan.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolios' average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2002, $114,231 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $527 in transfer agent fees payable to PIMSS at December 31, 2002.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than temporary cash investments for the year ended December 31, 2002, were $29,426,670 and 21,746,989, respectively.

                                                                                                                 NET
                                                              GROSS                 GROSS                    APPRECIATION/
PORTFOLIO                            TAX COST              APPRECIATION          DEPRECIATION               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Fund Portfolio                     $ 206,553,624           $ 10,296,903         $ (38,211,824)               $ 127,914,921

6. CAPITAL SHARES

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '02 SHARES           '02 AMOUNT         '01 SHARES          '01 AMOUNT
--------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO
CLASS I:
Shares sold                              724,147           $ 12,875,126         1,083,435         $ 22,410,451
Reinvestment of distributions            108,860              1,805,576           587,113           11,802,613
Shares repurchased                    (1,989,049)           (32,131,119)       (1,028,010)         (20,460,802)
                                      ------------------------------------------------------------------------
  Net increase                        (1,156,042)          $(17,450,417)          642,538         $ 13,752,262
                                      ========================================================================
CLASS II:
SHARES SOLD                            2,408,611           $ 41,423,963           602,236         $ 11,881,634
Reinvestment of distributions             16,342                263,066            15,547              311,328
Shares repurchased                      (715,895)           (11,450,559)          (80,202)          (1,562,463)
                                      ------------------------------------------------------------------------
  Net increase                         1,709,058           $ 30,236,470           537,581         $ 10,630,499
                                      ========================================================================

7. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER FUND VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST
AND THE CLASS I SHAREOWNERS OF PIONEER FUND VCT PORTFOLIO:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the Trust) as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 8, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2003

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

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                           POSITION HELD           TERM OF OFFICE AND           PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND           LENGTH OF SERVICE            DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
John F. Cogan, Jr. (76)*   Chairman of the Board,  Trustee since 1994.          Deputy Chairman and a           Director of Harbor
                           Trustee and President   Serves until retirement      Director of Pioneer             Global Company, Ltd.
                                                   or removal.                  Global Asset Management
                                                                                S.p.A. ("PGAM");
                                                                                Non-Executive Chairman
                                                                                and a Director of Pioneer
                                                                                Investment Management USA
                                                                                Inc. ("PIM-USA");
                                                                                Chairman and a Director
                                                                                of Pioneer and the
                                                                                various Momentum Funds;
                                                                                Director, Pioneer
                                                                                Alternative Investments;
                                                                                Director and Chairman of
                                                                                the Supervisory Board of
                                                                                Pioneer Czech Investment
                                                                                Company, a.s.; President
                                                                                of all of the Pioneer
                                                                                Funds; and Of Counsel
                                                                                (since 2000, partner
                                                                                prior to 2000), Hale and
                                                                                Dorr LLP (counsel to
                                                                                PIM-USA and the Pioneer Funds)

Daniel T. Geraci (45)**    Trustee and Executive   Trustee since October,       Director and CEO-US of          None
                           Vice President          2001. Serves until           PGAM since November 2001;
                                                   retirement or removal.       Director, Chief Executive
                                                                                Officer and President of
                                                                                PIM-USA since October
                                                                                2001; Director of Pioneer
                                                                                Investment Management
                                                                                Shareholder Services,
                                                                                Inc. ("PIMSS") since
                                                                                October 2001; President
                                                                                and a Director of Pioneer
                                                                                and Pioneer Funds
                                                                                Distributor, Inc. ("PFD")
                                                                                (Chairman) since October
                                                                                2001; Executive Vice
                                                                                President of all of the
                                                                                Pioneer Funds since
                                                                                October 2001; President
                                                                                of Fidelity Private
                                                                                Wealth Management Group
                                                                                from 2000 through October
                                                                                2001; and Executive Vice
                                                                                President-Distribution
                                                                                and Marketing of Fidelity
                                                                                Investments Institutional
                                                                                Services and Fidelity
                                                                                Investments Canada Ltd.
                                                                                prior to 2000

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

                                POSITION HELD    TERM OF OFFICE AND           PRINCIPAL OCCUPATION        OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS           WITH THE FUND    LENGTH OF SERVICE            DURING PAST FIVE YEARS      HELD BY THIS TRUSTEE
Mary K. Bush (54)               Trustee          Trustee since September,     President, Bush             Director and/or Trustee
3509 Woodbine Street,                            2000. Serves until           International               of Brady Corporation
Chevy Chase, MD 20815                            retirement or removal.       (international financial    (industrial
                                                                              advisory firm)              identification and
                                                                                                          specialty coated material
                                                                                                          products manufacturer),
                                                                                                          Mortgage Guaranty
                                                                                                          Insurance Corporation,
                                                                                                          R.J. Reynolds Tobacco
                                                                                                          Holdings, Inc. (tobacco)
                                                                                                          and Student Loan
                                                                                                          Marketing Association
                                                                                                          (secondary marketing of
                                                                                                          student loans)

Richard H. Egdahl, M.D. (76)    Trustee          Trustee since 1995.          Alexander Graham Bell       None
Boston University Healthcare                     Serves until retirement      Professor of Health Care
Entrepreneurship Program,                        or removal.                  Entrepreneurship, Boston
53 Bay State Road,                                                            University; Professor of
Boston, MA 02215                                                              Management, Boston
                                                                              University School of
                                                                              Management; Professor of
                                                                              Public Health, Boston
                                                                              University School of
                                                                              Public Health; Professor
                                                                              of Surgery, Boston
                                                                              University School of
                                                                              Medicine; and University
                                                                              Professor, Boston
                                                                              University

Margaret B.W. Graham (55)       Trustee          Trustee since September,     Founding Director, The      None
1001 Sherbrooke                                  2000. Serves until           Winthrop Group, Inc.
Street West,                                     retirement or removal.       (consulting firm);
Montreal, Quebec, Canada                                                      Professor of Management,
                                                                              Faculty of Management,
                                                                              McGill University

Marguerite A. Piret (54)        Trustee          Trustee since 1995.          President and Chief         None
One Boston Place,                                Serves until retirement      Executive Officer,
28th Floor,                                      or removal.                  Newbury, Piret & Company,
Boston, MA 02108                                                              Inc. (investment banking
                                                                              firm)

Stephen K. West (74)            Trustee          Trustee since 1999.          Senior Counsel, Sullivan    Director, The Swiss
125 Broad Street,                                Serves until retirement      & Cromwell (law firm)       Helvetia Fund, Inc.
New York, NY 10004                               or removal.                                              (closed-end investment
                                                                                                          company) and AMVESCAP PLC
                                                                                                          (investment managers)

John Winthrop (66)              Trustee          Trustee since September,     President, John Winthrop    None
One North Adgers Wharf,                          2000. Serves until           & Co., Inc. (private
Charleston, SC 29401                             retirement or removal.       investment firm)

FUND OFFICERS

                           POSITION HELD         TERM OF OFFICE AND           PRINCIPAL OCCUPATION        OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND         LENGTH OF SERVICE            DURING PAST FIVE YEARS      HELD BY THIS TRUSTEE
Joseph P. Barri (56)       Secretary             Since 1994. Serves at the    Partner, Hale and Dorr      None
                                                 discretion of Board          LLP; Secretary of all
                                                                              of the Pioneer Funds

Dorothy E. Bourassa (55)   Assistant Secretary   Since November, 2000.        Secretary of PIM-USA;       None
                                                 Serves at the discretion     Senior Vice
                                                 of Board                     President-Legal of
                                                                              Pioneer; and
                                                                              Secretary/Clerk of most
                                                                              of PIM-USA's subsidiaries
                                                                              since October 2000;
                                                                              Assistant Secretary of
                                                                              all of the Pioneer Funds
                                                                              since November 2000;
                                                                              Senior Counsel, Assistant
                                                                              Vice President and
                                                                              Director of Compliance of
                                                                              PIM-USA from April 1998
                                                                              through October 2000;
                                                                              Vice President and
                                                                              Assistant General
                                                                              Counsel, First Union
                                                                              Corporation from December
                                                                              1996 through March 1998

Vincent Nave (57)          Treasurer             Since November, 2000.        Vice President-Fund         None
                                                 Serves at the discretion     Accounting,
                                                 of Board                     Administration and
                                                                              Custody Services of
                                                                              Pioneer (Manager from
                                                                              September 1996 to
                                                                              February 1999); and
                                                                              Treasurer of all of the
                                                                              Pioneer Funds (Assistant
                                                                              Treasurer from June 1999
                                                                              to November 2000)

Luis I. Presutti (37)      Assistant Treasurer   Since November, 2000.        Assistant Vice              None
                                                 Serves at the discretion     President-Fund
                                                 of Board                     Accounting,
                                                                              Administration and
                                                                              Custody Services of
                                                                              Pioneer (Fund Accounting
                                                                              Manager from 1994 to
                                                                              1999); and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since
                                                                              November 2000

Gary Sullivan (44)         Assistant Treasurer   Since May, 2002. Serves      Fund Accounting             None
                                                 at the discretion of         Manager-Fund Accounting,
                                                 Board                        Administration and
                                                                              Custody Services of
                                                                              Pioneer; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since May
                                                                              2002

Alan Janson (31)           Assistant Treasurer   Since July, 2002. Serves     Manager, Valuation Risk     None
                                                 at the discretion of         and Information
                                                 Board                        Technology-Fund
                                                                              Accounting,
                                                                              Administration and
                                                                              Custody Services of
                                                                              Pioneer since March 2002;
                                                                              and Assistant Treasurer
                                                                              of all of the Pioneer
                                                                              Funds since July 2002.
                                                                              Manager, Valuation Risk
                                                                              and Performance Reporting
                                                                              of Pioneer from June 2000
                                                                              to February 2002; Member
                                                                              of Pioneer Pricing Group
                                                                              from 1996 to 2000
                                                                              (promoted to Manager in
                                                                              1998)

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                            THIS PAGE FOR YOUR NOTES.

                                       20
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[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


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